S000045239 [Member] Investment Strategy - SFT Nomura Small Cap Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	SFT Nomura Small Cap Growth Fund (formerly SFT Macquarie Small Cap Growth Fund): Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. For the purposes of this Fund, small capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of December 31, 2025, this range of market capitalizations was between approximately $13.7 million and $26.0 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Nomura Investments Fund Advisers (NIFA), the Fund’s investment sub-adviser, believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).
NIFA utilizes a bottom-up (researching individual issuers) stock picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. NIFA seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry, either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. NIFA believes that such companies generally have a replicable business model that allows for sustained growth.
Generally, in determining whether to sell a security, NIFA uses the same type of analysis that it uses in buying securities. For example, NIFA may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. NIFA also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
As of December 31, 2025, the Fund had a focused investment in the Information Technology, Health Care and Industrials sectors. As of December 31, 2025, the Fund was concentrated in the Health Care sector.